Exhibit 99.2

BANKFINANCIAL CORPORATION

THIRD QUARTER 2011

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS:
Return on assets (ratio of net income (loss) to average total assets) (1)	(0.46)%	0.24%	(0.20)%	(1.40)%	0.19%
Return on equity (ratio of net income (loss) to average equity) (1)	(3.01)	1.62	(1.23)	(8.41)	1.13
Net interest rate spread (1)	4.19	4.27	3.68	3.41	3.25
Net interest margin (1)	4.29	4.38	3.81	3.57	3.45
Efficiency ratio	80.32	77.09	95.52	104.71	89.65
Noninterest expense to average total assets (1)	3.54	3.46	3.71	4.00	3.35
Average interest-earning assets to average interest-bearing liabilities	122.52	122.55	122.64	123.30	122.26
Number of full service offices	20 (2)	20 (2)	20 (2)	18	18
Employees (full time equivalents)	360 (2)	373 (2)	385 (2)	328	327

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS:
Total interest income	$17,990	$19,000	$15,348	$15,448	$15,892
Total interest expense	1,629	1,910	1,996	2,442	3,138

Net interest income before provision	16,361	17,090	13,352	13,006	12,754
Provision for loan losses	7,384	3,175	2,424	8,148	419

Net interest income	8,977	13,915	10,928	4,858	12,335
Noninterest income	1,863	1,879	1,571	1,903	1,958
Noninterest expense	14,637	14,623	14,255	15,611	13,190

Income (loss) before income tax	(3,797)	1,171	(1,756)	(8,850)	1,103
Income tax expense (benefit)	(1,901)	145	(979)	(3,378)	366

Net income (loss)	$(1,896)	$1,026	$(777)	$(5,472)	$737

Basic earnings (loss) per common share	$(0.10)	$0.05	$(0.04)	$(0.28)	$0.04

Diluted earnings (loss) per common share	$(0.10)	$0.05	$(0.04)	$(0.28)	$0.04

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
NONINTEREST INCOME AND EXPENSE:
Noninterest Income:
Deposit service charges and fees	$699	$697	$614	$679	$776
Other fee income	381	405	382	452	482
Insurance commissions and annuities income	146	155	169	227	234
Gain on sales of loans, net	83	39	19	184	202
Loss on disposition of premises and equipment	1	(10)	(10)	—	(2)
Loan servicing fees	138	137	132	137	143
Amortization and impairment of servicing assets	(105)	(51)	(54)	(64)	(90)
Earnings on bank owned life insurance	165	162	158	144	115
Trust income	199	215	76	9	11
Other	156	130	85	135	87

Total noninterest income	$1,863	$1,879	$1,571	$1,903	$1,958

Noninterest Expense:
Compensation and benefits	$6,229	$7,120	$6,600	$5,993	$6,583
Office occupancy and equipment	1,845	1,736	1,868	1,247	1,723
Advertising and public relations	333	260	237	437	321
Information technology	1,085	1,091	948	958	893
Supplies, telephone, and postage	450	439	375	438	391
Amortization of intangibles	470	470	382	392	399
Nonperforming asset management	1,267	1,279	455	1,898	821
Loss (gain) on sales of other real estate owned	16	(62)	(52)	101	206
Operations of other real estate owned	1,572	917	505	2,683	348
FDIC insurance premiums	354	186	567	519	520
Acquisition expense	—	217	1,531	81	—
Other	1,016	970	839	864	985

Total noninterest expenses	$14,637	$14,623	$14,255	$15,611	$13,190

(1)	Annualized
(2)	Includes facilities and employees attributable to Downers Grove National Bank acquisition which closed on March 18, 2011.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011						2010
	IIIQ		IIQ		IQ		IVQ	IIIQ
SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS:
Cash and due from other financial institutions	$15,270		$14,049		$14,479		$18,097	$12,855
Interest-bearing deposits in other financial institutions	92,898		100,433		109,776		202,713	248,857
Securities, at fair value	94,880		95,546		121,154		120,747	78,272
Loans held-for-sale	1,388		—		—		2,716	3,051
Loans receivable, net	1,270,023		1,291,399		1,302,313		1,050,766	1,098,505
Other real estate owned and other real estate owned in process	24,278		27,032		22,713		14,622	11,158
Stock in Federal Home Loan Bank, at cost	16,346		16,346		16,346		15,598	15,598
Premises and equipment, net	38,948		38,745		37,650		32,495	32,934
Intangible assets	26,604		27,074		27,544		25,266	25,658
Bank owned life insurance	21,066		20,901		20,739		20,581	20,437
FDIC prepaid expense	4,662		5,003		5,158		4,845	5,315
Income tax receivable	1,445		1,862		2,523		1,749	515
Deferred taxes, net	15,444		13,232		13,112		9,333	6,726
Other assets	10,574		11,266		11,724		11,127	10,539

Total assets	$1,633,826		$1,662,888		$1,705,231		$1,530,655	$1,570,420

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,352,808		$1,378,331		$1,421,564		$1,235,377	$1,260,694
Borrowings	9,253		12,595		15,488		23,749	29,275
Other liabilities	24,663		21,584		17,467		18,244	20,906

Total liabilities	1,386,724		1,412,510		1,454,519		1,277,370	1,310,875
Stockholders’ equity	247,102		250,378		250,712		253,285	259,545

Total liabilities and stockholders’ equity	$1,633,826		$1,662,888		$1,705,231		$1,530,655	$1,570,420

	2011						2010
	IIIQ		IIQ		IQ		IVQ	IIIQ
DEPOSITS:
Noninterest-bearing demand	$138,510		$138,805		$141,322		$112,549	$99,648
Savings deposits	145,549		143,880		143,865		98,894	97,757
Money market accounts	350,693		354,897		356,352		341,048	357,557
Interest-bearing NOW accounts	333,188		323,997		328,493		302,812	296,537
Certificates of deposit – Retail	384,769		416,653		451,433		379,975	405,999
Certificates of deposit – Wholesale	99		99		99		99	3,196

Total certificates of deposit	384,868		416,752		451,532		380,074	409,195

Deposits	$1,352,808		$1,378,331		$1,421,564		$1,235,377	$1,260,694

	2011						2010
	IIIQ		IIQ		IQ		IVQ	IIIQ
LOANS:
One-to-four family residential real estate loans	$284,814		$291,135		$300,349		$256,300	$267,800
Multi-family mortgage loans	438,858		447,162		443,802		296,916	306,509
Nonresidential real estate loans	322,167		328,100		326,389		281,987	293,197
Construction and land loans	22,195		24,339		29,643		18,398	17,583
Commercial loans	82,553		73,622		75,137		64,679	74,621
Commercial leases	145,272		145,858		144,923		151,107	154,254
Consumer loans	1,978		3,109		3,383		2,182	2,484

Total loans	1,297,837		1,313,325		1,323,626		1,071,569	1,116,448
Net deferred loan origination costs	964		1,037		1,191		1,377	1,474
Allowance for loan losses	(28,778)		(22,963)		(22,504)		(22,180)	(19,417)

Loans, net	$1,270,023	(1)	$1,291,399	(1)	$1,302,313	(1)	$1,050,766	$1,098,505

(1)	Loans, net includes $15.1 million, $15.8 million and $12.0 million of purchased impaired loans, respectively.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One-to-four family residential real estate loans	$17,123	$12,663	$10,649	$10,059	$9,180
Multi-family mortgage loans	13,140	12,360	13,163	13,228	18,287
Nonresidential real estate loans	25,908	12,393	12,830	12,428	9,858
Construction and land loans	3,544	504	5,331	6,139	6,139
Commercial loans	4,535	3,886	3,765	3,766	4,715
Commercial leases	94	72	72	72	72
Consumer loans	—	—	—	3	3

Nonaccrual loans	64,344	41,878	45,810	45,695	48,254

Other real estate owned and other real estate owned in process:
One-to-four family residential real estate	3,991	5,659	3,053	3,015	3,676
Multi-family real estate	4,252	3,987	2,794	2,486	2,033
Nonresidential real estate	5,947	6,896	7,150	7,376	3,163
Land	3,203	3,218	2,174	1,745	2,286

Other real estate owned and other real estate owned in process	17,393	19,760	15,171	14,622	11,158

Nonperforming assets (excluding purchased impaired loans and purchased other real estate owned)	81,737	61,638	60,981	60,317	59,412

Purchased impaired loans:
One-to-four family residential real estate loans	$3,279	$2,201	$732	—	—
Multi-family mortgage loans	1,434	1,398	1,387	—	—
Nonresidential real estate loans	3,317	3,369	882	—	—
Construction and land loans	5,998	7,759	7,739	—	—
Commercial loans	1,047	1,029	1,287	—	—

Purchased impaired loans	15,075	15,756	12,027	—	—
Purchased other real estate owned:
One-to-four family residential real estate	327	327	157	—	—
Nonresidential real estate	2,771	3,006	1,967	—	—
Land	3,787	3,939	5,418	—	—

Purchased other real estate owned	6,885	7,272	7,542	—	—

Purchased impaired loans and OREO	21,960	23,028	19,569	—	—

Nonperforming assets	$103,697	$84,666	$80,550	$60,317	$59,412

Asset Quality Ratios:
Nonperforming assets to total assets	6.35%	5.09%	4.72%	3.94%	3.78%
Nonperforming assets to total assets (2)	5.00	3.71	3.58	—	—
Nonaccrual loans to total loans	6.12	4.39	4.37	4.26	4.32
Nonaccrual loans to total loans (2)	4.96	3.19	3.46	—	—
Allowance for loan losses to nonaccrual loans	36.24	39.84	38.91	48.54	40.24
Allowance for loan losses to nonaccrual loans (2)	44.73	54.83	49.12	—	—

(1)	Annualized
(2)	Asset quality ratios exclude purchased impaired loans and other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011			2010
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE:	IIIQ	IIQ	IQ	IVQ	IIIQ
30 – 59 days past due	$4,676	$8,557	$26,357	$16,997	$4,751
60 – 89 days past due	6,256	6,022	3,503	7,945	6,580
Matured Loans	10,138	18,475	18,843	29,947	15,494

	$21,070	$33,054	$48,703	$54,889	$26,825

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
ALLOWANCE FOR LOAN LOSSES:
Beginning balance	$22,963	$22,504	$22,180	$19,417	$18,969

Charge offs:
One-to-four family residential real estate loans	(584)	(415)	(1,628)	(225)	(465)
Multi-family mortgage loans	(954)	(542)	(237)	(1,838)	(79)
Nonresidential real estate loans	(12)	—	—	(2,466)	(23)
Construction and land loans	(260)	(1,771)	(378)	—	—
Commercial loans	(183)	(42)	—	(975)	—
Commercial leases	–	—	—	—	—
Consumer loans	(70)	(1)	(16)	—	(3)

	(2,063)	(2,771)	(2,259)	(5,504)	(570)

Recoveries:
One-to-four family residential real estate loans	279	5	2	59	2
Multi-family mortgage loans	3	32	89	—	1
Nonresidential real estate loans	159	5	58	1	596
Construction and land loans	32	—	—	58	—
Commercial loans	17	13	10	1	—
Commercial leases	–	—	—	—	—
Consumer loans	4	—	—	—	—

	494	55	159	119	599

Net (charge-offs) recoveries	(1,569)	(2,716)	(2,100)	(5,385)	29

Provision for loan losses	7,384	3,175	2,424	8,148	419

Ending balance	$28,778	$22,963	$22,504	$22,180	$19,417

Allowance for loan losses to total loans	2.22	1.75	1.70	2.07	1.74
Net charge-off ratio (1)	0.48	0.81	0.75	1.96	(0.01)

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
SELECTED AVERAGE BALANCES:
Total average assets	$1,651,715	$1,689,687	$1,537,726	$1,559,424	$1,576,186
Total average interest-earning assets	1,513,816	1,564,244	1,419,673	1,446,151	1,468,442
Average loans	1,304,805	1,334,239	1,118,256	1,099,919	1,116,574
Average securities	97,984	112,636	118,913	80,837	78,751
Average stock in FHLB	16,346	16,562	15,711	15,598	15,598
Average other interest-earning assets	94,681	100,807	166,793	249,797	257,519
Total average interest-bearing liabilities	1,235,588	1,276,390	1,157,615	1,172,904	1,201,045
Average interest-bearing deposits	1,225,368	1,262,883	1,139,696	1,146,141	1,170,022
Average borrowings	10,220	13,507	17,919	26,763	31,023
Average stockholders’ equity	251,923	252,874	253,420	260,192	260,073

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest-earning assets	4.71%	4.87%	4.38%	4.24%	4.29%
Average loans	5.28	5.46	5.23	5.24	5.30
Average securities	2.29	2.73	2.80	3.73	4.08
Average other interest-earning assets	0.29	0.29	0.27	0.25	0.25

Total average interest-bearing liabilities	0.52	0.60	0.70	0.83	1.04
Average interest-bearing deposits	0.52	0.59	0.68	0.80	1.00
Average borrowings	1.40	1.81	2.17	1.94	2.29

Net interest rate spread	4.19	4.27	3.68	3.41	3.25
Net interest margin	4.29	4.38	3.81	3.57	3.45

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	00000000	00000000	00000000	00000000	00000000
	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS (1):
BankFinancial Corporation:
Equity to total assets (end of period)	15.12%	15.06%	14.70%	16.55%	16.53%
Tangible equity to tangible total assets (end of period)	12.84	13.17	12.98	14.74	15.01
Risk-based total capital ratio	17.06	17.28	17.03	21.51	21.71
Risk-based tier 1 capital ratio	15.80	16.19	16.06	20.33	20.54
Tier 1 leverage ratio	12.69	13.15	13.00	14.73	15.01
Tier 1 capital	$204,282	$213,702	$216,551	$220,610	$230,986
Excess Tier 1 capital over 8%	75,570	83,662	82,926	100,862	107,733

BankFinancial FSB:
Risk-based total capital ratio	14.84	14.99	14.63	18.38	18.56
Risk-based tier 1 capital ratio	13.58	13.90	13.65	17.20	17.39
Tier 1 leverage ratio	10.91	11.28	11.05	12.48	12.70
Tier 1 capital	$175,504	$183,282	$184,466	$186,594	$195,656
Excess Tier 1 capital over 8%	46,767	53,318	50,917	66,945	72,448

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
COMMON STOCK AND DIVIDENDS:
Stock Prices:
Close	$6.64	$8.47	$9.19	$9.75	$9.17
High	8.62	9.55	10.10	9.90	9.38
Low	6.51	8.10	8.42	9.06	8.12

Book value per share	$11.73	$11.88	$11.90	$12.02	$12.32
Tangible book value per share	$10.46	$10.60	$10.59	$10.82	$11.11

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
EARNINGS PER SHARE COMPUTATIONS:
Net income (loss)	$(1,896)	$1,026	$(777)	$(5,472)	$737

Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,062,368	21,059,966
Less: Unearned ESOP shares	(1,350,347)	(1,350,347)	(1,374,576)	(1,399,056)	(1,423,724)
Unvested restricted stock shares	(8,667)	(8,667)	(8,667)	(89,131)	(106,850)

Weighted average common shares outstanding	19,713,952	19,713,952	19,689,723	19,574,181	19,529,392
Plus: Dilutive common shares equivalents	—	1,528	—	—	57,542

Weighted average dilutive common shares outstanding	19,713,952	19,715,480	19,689,723	19,574,181	19,586,934

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,080,553	2,202,553	2,287,553	2,287,553	2,298,603
Weighted average exercise price of anti-dilutive options	$16.54	$16.48	$16.52	$16.52	$16.51
Basic earnings (loss) per common share	$(0.10)	$0.05	$(0.04)	$(0.28)	$0.04

Diluted earnings (loss) per common share	$(0.10)	$0.05	$(0.04)	$(0.28)	$0.04

(1)	Capital calculations for September 30, 2011 are in accordance with OCC guidance; all previous periods calculated are in accordance with OTS guidance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include pre-tax pre-provision earnings from core operations and pre-tax pre-provision earnings from core operations to average total assets. Management believes that by excluding the provision for loan losses, other real estate owned related income and expense, nonperforming asset management expenses and acquisition expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS and NINE MONTH PERIODS ENDED

SEPTEMBER 30, 2011 AND 2010

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Pre-tax pre-provision earnings from core operations:
Income (loss) before income taxes	$(3,797)	$1,103	$(4,382)	$1,796
Provision for loan losses	7,384	419	12,983	3,935

Pre-tax pre-provision	3,587	1,522	8,601	5,731

Adjustments:
Nonperforming asset management	1,267	821	3,001	1,444
Loss (gain) on sale of other real estate owned	16	206	(98)	314
Other real estate owned write-downs	1,009	—	1,488	188
Operations of other real estate owned	563	348	1,506	686
Acquisition expenses	—	—	1,748	—

Adjustments	2,855	1,375	7,645	2,632

Pre-tax pre-provision earnings from core operations	$6,442	$2,897	$16,246	$8,363

Pre-tax pre-provision earnings from core operations to average total assets (1)	1.56%	0.74%	1.33%	0.71%

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2011			2010
	IIIQ	IIQ	IQ	IVQ	IIIQ
FOR THE LATEST FIVE QUARTERS
Pre-tax pre-provision earnings from core operations:
Income (loss) before income taxes	$(3,797)	$1,171	$(1,756)	$(8,850)	$1,103
Provision for loan losses	7,384	3,175	2,424	8,148	419

Pre-tax pre-provision	3,587	4,346	668	(702)	1,522

Adjustments:
Nonperforming asset management	1,267	1,279	455	1,898	821
Loss (gain) on sale of other real estate owned	16	(62)	(52)	101	206
Other real estate owned write-downs	1,009	300	179	2,204	—
Operations of other real estate owned	563	617	326	479	348
Acquisition expenses	—	217	1,531	81	—

Adjustments	2,855	2,351	2,439	4,763	1,375

Pre-tax pre-provision earnings from core operations	$6,442	$6,697	$3,107	$4,061	$2,897

Pre-tax pre-provision earnings from core operations to average total assets (1)	1.56%	1.59%	0.81%	1.04%	0.74%

(1) Annualized